UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2020

 ____________________________________________________________________
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  8.01 Other Events.

On September 30, 2020, the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) entered an interim order approving the relief requested in the Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Stock, and (II) Granting Related Relief, Docket No. 60 (the “NOL Order”). The NOL Order is designed to assist Oasis Petroleum Inc. (the “Company”) and certain of the Company’s wholly owned direct and indirect affiliates (collectively, “Oasis”) in preserving certain of their tax attributes by establishing, among other things, the procedures (including notice requirements) that certain stockholders and potential stockholders must comply with regarding transfers of, or declarations of worthlessness with respect to, the Company’s common stock, as well as certain obligations with respect to notifying Oasis with respect to current stock ownership (the “Procedures”). The terms and conditions of the Procedures were immediately effective and enforceable upon entry of the NOL Order by the Bankruptcy Court. Any actions in violation of the Procedures (including the notice requirements) are null and void ab initio, and (a) the person or entity making such a transfer will be required to take remedial actions specified by Oasis to appropriately reflect that such transfer of the Company’s common stock is null and void ab initio and (b) the person or entity making such a declaration of worthlessness with respect to the Company’s common stock will be required to file an amended tax return revoking such declaration and any related deduction to reflect that such declaration is void ab initio. The foregoing description of the NOL Order is not complete and is qualified in its entirety by reference to the NOL Order.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Kurtzman Carson Consultants LLC at https://www.kccllc.net/oasis, by calling (866) 480-0830 (toll-free), or by sending an email to OasisInfo@kccllc.com. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the anticipated Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the anticipated Chapter 11 Cases.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. In addition, the Company’s management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. The words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In addition, the Company’s forward-looking statements address the various risks and uncertainties associated with the extraordinary market environment and impacts resulting from the novel coronavirus 2019 (“COVID-19”) pandemic and the actions of foreign oil producers (most notably Saudi Arabia and Russia) to increase crude oil production and the expected impact on its businesses, operations, earnings and results. Forward-looking statements reflect the Company’s current expectations and assumptions regarding its business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and the Company’s current business plans. Actual results could vary materially depending on risks and uncertainties that may affect the Company’s operations, markets, services, prices and other factors, including the Company’s ability to manage its business through the impacts of the COVID-19 pandemic, a weakening of global economic and financial conditions, changes in governmental regulations and related compliance and litigation costs and other factors discussed in the Risk Factors section of its SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and the Company’s other filings made with the SEC. While Oasis believes its assumptions are reasonable, it cautions you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for the Company to anticipate all factors that could affect its actual results. In addition, Oasis's actual results could be affected by the risks and uncertainties relating to the bankruptcy filing by the Company, including, but not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including Oasis’s ability to obtain court approvals with respect to motions filed or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, the outcomes of court rulings and the Chapter 11 Cases in general and the length of time that the Company may be required to operate in bankruptcy; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that Oasis may employ to address its liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on Oasis due to the terms of any debtor-in-possession credit facility that it will enter into in connection with the Chapter 11 Cases, including the DIP Facility, and restrictions imposed by the applicable courts; the Company’s ability to achieve its forecasted revenue and pro forma leverage ratio and generate free cash flow to further reduce its indebtedness; the effects of the Chapter 11 Cases on the interests of various constituents; conditions to which any debtor-in-possession financing, including the DIP Facility, is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by the Company speak only as of the date on which they are made. Factors or events that could cause Oasis’s actual results to differ may emerge from time to time. Oasis disclaims any obligation to update or revise these statements unless required by securities law, and you should not place undue reliance on these forward-looking statements. Although Oasis believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements it makes are reasonable, Oasis cannot give any assurance that these plans, intentions or expectations will be achieved.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: September 30, 2020	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary